NuScale Power Reports First Quarter 2025 Results • Continued advancement of Fluor’s Phase 2 Front-End Engineering and Design (“FEED”) study for the RoPower Doicești power plant • Standard Design Approval application for uprated 77 MWe design remains on schedule for anticipated approval by July 2025 by U.S. Nuclear Regulatory Commission (“NRC”) • Accelerating manufacturing preparedness and enhancing supply chain readiness to position NuScale for commercial deployment of its first NuScale Power Module™ in 2030 • Advanced discussions continue with hyperscalers, government officials, utilities, and industrials in the U.S. and around the globe • Improved cash balance in the first quarter 2025 reinforces strong liquidity and financial position CORVALLIS, Ore. – NuScale Power Corporation (NYSE: SMR) (“NuScale”, “NuScale Power” or the “Company”), the industry-leading provider of proprietary and innovative advanced small modular reactor (“SMR”) nuclear technology, today announced results for the first quarter ended March 31, 2025. "In the first quarter, NuScale continued to take proactive steps to build on our leadership as the first and only SMR provider to receive NRC design approval,” said John Hopkins, President and CEO of NuScale Power. "With 12 modules already in the manufacturing process, we further readied our supply chain to ensure we stay on course to achieve our 2030 delivery target. Alongside our exclusive commercialization partner ENTRA1 Energy, we are in advanced dialogue with several prospective customers across governments and industries, including data centers, utilities, coal plant operators transitioning to nuclear, and petrochemical and energy companies. NuScale has built a solid foundation across our business, and we are excited for the opportunities ahead of us this year as we look to bring reliable, 24/7 carbon-free energy to market.” Liquidity & Capital Resources • NuScale ended the first quarter with cash, cash equivalents and short-term investments of $521.4 million. • The Company successfully sold 4.5 million shares through its At-The-Market (ATM) program during the quarter, generating $102.4 million in gross proceeds. First Quarter 2025 Results

• Revenue increased by $12.0 million to $13.4 million for the three months ended March 31, 2025, compared to $1.4 million for the three months ended March 31, 2024. This increase was driven by revenues generated from the FEED Phase 2 project and the Technology License Agreement for the RoPower Doicești power plant. • Operating expense decreased by $2.3 million to $42.3 million for the three months ended March 31, 2025, compared to $44.6 million for the three months ended March 31, 2024. This decrease was primarily driven by lower research and development expenses, partially offset by higher general and administrative expenses as NuScale continued to transition from research and development to commercialization. • NuScale incurred a loss from operations of $35.3 million for the three months ended March 31, 2025, compared to a loss from operations of $44.0 million for the three months ended March 31, 2024. This lower loss from operations was the result of a higher gross margin and lower operating expenses. Conference Call: NuScale will host a conference call today at 5:00 p.m. ET. A live webcast of the presentation will be available by dialing (888) 550-5460 with conference ID 4347254 or by visiting the Quarterly Results page of the Company’s website. A replay of the webcast will be available for 30 days. About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The NuScale Power Module™, the company’s groundbreaking SMR technology, is a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its design certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X and YouTube.

Forward Looking Statements This release contains forward-looking statements (including without limitation statements containing terms such as "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to strategic and operational plans, including achieving our 2030 target for commercial deployment and receiving NRC approval on schedule, our positioning to serve customers, capital deployment, future growth, new awards, backlog, earnings and the outlook for the Company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; our expectations regarding obtaining regulatory approvals and the timing thereof; changes in trade policy, including the imposition and effects of tariffs; limitations on the effectiveness of our controls and procedures and our remediation plans related thereto; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics (including COVID-19), public health crises, political crises or other catastrophic events; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward-looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections.

Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission (the “SEC”) , including the general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Cautionary Note Regarding Forward-Looking Statements" and "Summary of Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in subsequent filings with the SEC. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update forward-looking statements. Investor Contact Rodney McMahan, Senior Director, Investor Relations, NuScale Power rmcmahan@nuscalepower.com Media Contact Chuck Goodnight, Vice President, Business Development, NuScale Power media@nuscalepower.com